Vessels	12 Months Ended
Dec. 31, 2016
Property Plant And Equipment [Abstract]
Vessels

5.       Vessels

In 2015, the Company, through Kapa Shipping Company Inc. and Mago Shipping Company Inc., entered into two memoranda of agreement with unrelated parties, to acquire the container vessels "Angeles” and “New Jersey", respectively, for the purchase price of $21,500 each. The vessels were acquired with attached time charters, for which a deferred asset was recognized (Note 6). Later in 2015, the Company, through Meck Shipping Company Inc. and Langor Shipping Company Inc., entered into two memoranda of agreement with unrelated parties, to acquire the container vessels "Rotterdam" and "Hamburg", for a purchase price of $37,500 and $38,500 respectively. An amount of $475 was deducted from the purchase price of the vessel "Rotterdam", representing a lumpsum compensation agreed with the sellers. Additional capitalized costs for the years ended December 31, 2016 and 2015 amounted to $194 and $495, respectively.

In 2015, the Company, through Lemongina Inc., entered into a memorandum of agreement to sell the vessel "Garnet" (ex " APL Garnet") to an unrelated party for demolition, for a sale price of $7,615, net of address commission. In March 2016, the Company, through Nauru Shipping Company Inc., sold the vessel “Hanjin Malta” to an unrelated party for demolition, for a sale price of $4,842, net of commissions. In November 2016, the Company, through Kapa Shipping Company Inc., sold the vessel “Angeles” to an unrelated party for demolition, for a sale price of $6,448, net of commissions. The aggregate loss from the sale of the vessels in 2016 and 2015, including direct to sale expenses, amounted to $2,899 and $8,300, respectively, and is separately reflected in the 2016 and 2015 accompanying consolidated statements of operations.

In 2016 and 2015, the Company, after taking into account factors such as the vessels' age and employment prospects under the then current market conditions, determined the future undiscounted cash flows for each of its vessels, considering its various alternatives, including sale possibilities. This assessment concluded that the carrying value of seven vessels in 2016 and one vessel in 2015 was not recoverable and accordingly, the Company has recognized an aggregate impairment loss of $118,861 and $6,607 respectively, which is separately reflected in the 2016 and 2015 accompanying statements of operations. The fair value of the vessels was determined through Level 3 inputs of the fair value hierarchy as determined by management, making also use of available market data for the market value of vessels with similar characteristics. The vessels were measured at fair value on a non-recurring basis as a result of the management's impairment test exercise. The fair value of the specific vessels as of September 30, 2016 was $59,900.

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	Vessels' Cost	Accumulated Depreciation	Net Book Value

Balance, December 31, 2014	$333,078	$(26,984)	$306,094
- Acquisitions and other vessels' costs	113,020	-	113,020
- Vessels' disposals	(17,588)	2,243	(15,345)
- Depreciation	-	(12,613)	(12,613)
- Impairment charges	(6,607)	-	(6,607)
Balance, December 31, 2015	$421,903	$(37,354)	$384,549
- Capitalized costs	194	-	194
- Vessels' disposals	(16,245)	2,728	(13,517)
- Depreciation	-	(12,013)	(12,013)
- Impairment charges	(118,861)	-	(118,861)
Balance, December 31, 2016	$286,991	$(46,639)	$240,352

As at December 31, 2016, certain of the Company's vessels, having a total carrying value of $215,449, were provided as collateral to secure the term facility with RBS, discussed in Note 7.